EXHIBIT 2.18

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is dated as of October 17, 1996 among LASALLE NATIONAL BANK (the "Lender") and ATLANTIC BEVERAGE COMPANY, INC. ("ABC"), CARLTON FOODS CORP. ("Carlton"), PREFCO CORP. (formerly known as ABEV Acquisition Corp.) ("Prefco"), RICHARDS CAJUN FOODS CORP. ("Richards") and GROGAN'S MERGER CORP. ("Grogan's" and, together with ABC, Carlton, Prefco, and Richards, collectively referred to herein as the "Borrowers").

                                R E C I T A L S:

         A. Pursuant to and in accordance with the terms of that certain Loan and Security Agreement dated as of March 15, 1996, among the Lender, ABC, Carlton and Prefco, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 1, 1996 and as modified by that certain Joinder executed by Richards dated as of August 1, 1996, pursuant to which Richards became a party thereto (the "Original Loan Agreement"), the Lender agreed to make a term loan and revolving loans to ABC, Carlton, Prefco and Richards. All initially capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Loan Agreement. The Original Loan Agreement as the same is amended and modified by the terms and conditions of this Amendment is referred to herein as the "Loan Agreement."

         B. The Borrowers have requested that the Lender consent to (i) the Grogan's Transaction, the Arizona Acquisition and the Partin's Acquisition (as each such capitalized term is hereinafter defined), (ii) funding a portion of the cost of the Grogan's Transaction and the Arizona Acquisition, (iii) Grogan's becoming a party to the Loan Agreement, and (iv) making additional term loans and increasing the amount of the Revolving Credit Commitment. The Lender has agreed to give its consent to all of the foregoing on the terms and conditions herein set forth.

                              A G R E E M E N T S:

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

        1. DEFINITIONS. Section 1.1 of the Loan Agreement is amended as follows:

                  (A) The following definitions are hereby added to Section 1.1 in alphabetical order:

                           "Arizona Acquisition" shall mean the acquisition by
                  ABC of certain of the assets of Central Distributors, Inc., a Maryland corporation ("CDI"), pursuant to that certain Asset Purchase Agreement (the "Arizona Agreement") dated October 16, 1996, by and among ABC, CDI and Dominic Ciuffreda, the principal shareholder of CDI.

                           "Arizona Term Loan" shall have the meaning ascribed
                  to it in Section 2.1(a)(iv).

                           "Arizona Term Note" shall have the meaning ascribed
                  to it in Section 2. 1(b).

                           "Grogan's Transaction" shall mean, collectively, (a)
                  the merger of Grogan's Farm, Inc., a Kentucky corporation ("GFI"), with and into Grogan's pursuant to that certain Agreement and Plan of Reorganization dated as of October 1, 1996 by and among Grogan's, GFI, and Bobby L. Grogan and Betty Ruth Grogan, individuals residing in the Commonwealth of Kentucky, as a result of which Grogan's shall be the surviving corporation, (b) the acquisition by Grogan's of certain assets of Grogan's Sausage, Inc., a Kentucky corporation ("GSI"), pursuant to that certain Asset Purchase Agreement dated September 27, 1996, by and among Grogan's, GSI, and Bobby L. Grogan and Betty Ruth Grogan and (c) the acquisition by Grogan's of the Grogan's Property pursuant to that certain Real Estate Purchase Agreement dated September 27, 1996 by and among Grogan's and Bobby L. Grogan and Betty Ruth Grogan.

                           "Mezzanine Debt" shall mean any subordinated notes of
                  ABC issued after October 17, 1996 and before April 15, 1997 in an amount and on terms and conditions satisfactory to the Lender.

                           "Partin's Acquisition" shall mean the acquisition by
                  ABC or its assignee of certain assets of the business known as Partin's Country Sausage in a transaction substantially in the form as described in that certain Agreement in Principle dated July 8, 1996 by and between ABC and Jeff Davis, an individual residing in the Commonwealth of Kentucky.

                  (B) The definition of the term "Grogan's" is hereby deleted in its entirety and the following is substituted therefor:

                           "Grogan's" shall mean Grogan's Merger Corp., a
                  Delaware corporation, a wholly-owned subsidiary of ABC which, after the merger of GFI with and into Grogan's Merger Corp., will change its name to Grogan's Farm, Inc.

                  (C) The definition of the term "Grogan's Initial Payment Amount" is hereby deleted in its entirety and the following is substituted therefor:

                           "Grogan's Initial Payment Amount" shall mean an
                  amount equal to (a) $100,000.00, divided by (b) the number of whole calendar months between the Grogan Initial Payment Date and March 15, 1997.

                  (D) The definition of the term "Grogan's Merger" is hereby deleted in its entirety and each reference thereto in the Loan Agreement shall be deemed to refer to the "Grogan's Transaction."

                  (E) The definition of the term "Grogan's Merger Note" is hereby deleted in its entirety and the following is substituted therefor:"

                           Grogan's Merger Note" means the promissory note in
                  the original principal amount of $200,000 executed by Grogan's and payable to and for the benefit of Bobby L. Grogan and Betty Ruth Grogan in connection with the Grogan's Transaction, incurred on terms and conditions approved by the Lender and which is subordinated, in a manner approved by the Lender, as to right and time of payment of principal and interest thereon to any and all of the Obligations.

                  (F) EXHIBIT A attached to the Original Loan Agreement is hereby deleted in its entirety and EXHIBIT A attached hereto and made a part hereof is hereby substituted therefor. As a result, the reference to EXHIBIT A contained in the definition of the term "Borrowing Base Certificate" and any other provision of the Loan Agreement shall be deemed to refer to EXHIBIT A attached hereto.

                  (G) The definition of the term "Revolving Credit Commitment" is hereby deleted in its entirety and the following is substituted therefor:

                           "Revolving Credit Commitment" shall mean $8,500,000,
                  as such amount may be reduced from time to time pursuant to
                  Section 2.3(b) or Section 9.2 of this Agreement.

                  (H) The definition of the term "Term Loan" is hereby deleted in its entirety and the following is substituted therefor:

                           "Term Loan" shall collectively mean the Initial Term
                  Loan, the Richards Term Loan, the Grogan's Term Loan, the Arizona Term Loan and any other Term Loan made hereunder.

                  (I) The definition of the term "Term Note" is hereby deleted in its entirety and the following is substituted therefor:

                           "Term Note" shall collectively mean the Initial Term
                  Note, the Richards Term Note, the Grogan's Term Note, the Arizona Term Note and any other Term Note issued hereunder.

         2. AMOUNT AND FUNDING OF TERM LOAN AND REVOLVING CREDIT COMMITMENT.

                  (A) The amount of the Term Loan is hereby increased to $7,900,000. As a result of and in connection with the foregoing,
         Section 2.1 of the Loan Agreement is hereby amended as follows:

                  (i) Section 2.1(a) is hereby amended by deleting the reference to "$7,725,000" contained in the fourth line thereof and inserting "$7,900,000" in substitution therefor.

                  (ii) Section 2.1(a)(iii) is hereby amended by deleting the reference to "$1,825,000" contained in the first line thereof and inserting "$1,550,000" in substitution therefor.

                  (iii) The following is hereby added to Section 2.1(a) immediately after the end of Section 2.1(a)(iii) as a new Section 2.1(a)(iv):

                 "(iv) the Lender shall make $450,000 of the proceeds of the Term Loan (the "Arizona Term Loan") available to ABC upon satisfaction of the applicable conditions set forth in Sections 8.2 and 2.1(c) hereof, by transferring same day funds equal to such amount to an account designated in writing by ABC."

                  (iv) Section 2.1(b) is hereby deleted in its entirety and the following is substituted therefor:

                           "(b) Term Note. The Borrowers shall execute and deliver to Lender (i) a promissory note, substantially in the form of EXHIBIT D attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Initial Term Note"), to evidence the Initial Term Loan, (ii) a promissory note, substantially in the form of EXHIBIT J attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Richards Term Note"), to evidence the Richards Term Loan, (iii) a promissory note, substantially in the form of EXHIBIT K attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Grogan's Term Note"), to evidence the Grogan's Term Loan, and (iv) a promissory note, substantially in the form of EXHIBIT O attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Arizona Term Note"), to evidence the Arizona Term Loan. The principal amount of the Initial Term Note shall be payable in sixty (60) consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on March 31, 1996 with installments payable through and including February 28, 1997 in the amount of $66,666.67, thereafter installments payable through and including February 28, 1998 in the amount of $70,833.34, thereafter installments payable through and including February 28, 1999 in the amount of $75,000, thereafter installments payable through and including February 29, 2000 in the amount of $83,333.34, thereafter installments through and including February 1, 2001 in an amount of $79,166.67 with a final installment of any and all principal remaining on March 15, 2001. The principal amount of the Richards Term Note shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Richards Term Loan is advanced (the "Richards Initial Payment Date") in accordance with the following schedule:

                                                                                        Monthly
                                    Period                                              Payment

                           Richards Initial Payment Date                                Richards Initial
                              through February 28, 1997                                 Payment Amount
                           March 1, 1997 through February 28, 1998                      $23,333.33
                           March 1, 1998 through February 28, 1999                      $25,128.21
                           March 1, 1999 through February 29, 2000                      $26,923.08
                           March 1, 2000 through February 28, 2001                      $30,512.83

                  with a final installment of any and all principal remaining on March 15, 2001. The principal amount of the Grogan's Term Note shall be payable in consecutive monthly installments payable on the last

                           Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Grogan's Term Loan is advanced (the "Grogan's Initial Payment Date") in accordance with the following schedule:

                                                                                        Monthly
                                    Period                                              Payment
                                    Grogan's Initial Payment Date                       Grogan's Initial
                                     through February 28, 1997                          Payment Amount
                                    March 1, 1997 through February 28, 1998             $25,000.00
                                    March 1, 1998 through February 28, 1999             $27,083.33
                                    March 1, 1999 through February 29, 2000             $33,333.33
                                    March 1, 2000 through February 28, 2001             $35,416.67

                  with a final installment of any and all principal remaining on March 15, 2001, or such other schedule as shall be mutually satisfactory to the Lender and the Borrowers. The principal amount of the Arizona Term Note shall be payable upon the earlier to occur of (x) the issuance of the Mezzanine Debt by ABC and (y) April 15, 1997.

                  (v) The heading of Section 2.1(c) is hereby amended by inserting "and Arizona Term Loan" immediately after "Grogan's Term Loan."

                  (vi) Section 2.1(c)(ii) is hereby amended by deleting "the Grogan's Merger is approved by the Lender, (B)" contained in the second and third lines thereof and by deleting the reference to "(C)" contained in the fifth line thereof and inserting "(B)" in substitution therefor.

                  (vii) The following is hereby added to Section 2.1(c) immediately after the end of Section 2.1(c)(iv) as new Sections 2.1(c)(v) and 2.1(c)(vi):

                           "(v) the Lender shall not be required to fund any portion of the Arizona Term Loan until such time as
                           (A) the Borrowers otherwise comply with the conditions and requirements set forth in Section 4(B) of the Second Amendment to this Agreement and (B) the Borrowers shall have paid the fee due in accordance with the terms of Section 5(F) of the Second Amendment to this Agreement; and

                           (vi) the proceeds of the Arizona Term Loan may only be used by ABC to pay amounts due and owing by ABC (including, without limitation, fees, costs and expenses) in connection with the Arizona Acquisition or for working capital investments.

                  (viii) The final paragraph of Section 2.1(c) is hereby deleted in its entirety and the following is substituted therefor:

                           "Any request by any Borrower for the Lender to fund any of the Richards Term Loan, the Grogan's Term Loan or the Arizona Term Loan shall be deemed a representation, warranty and covenant by the Borrowers that the proceeds of such requested advance shall solely be used for the purposes permitted by the terms of this subparagraph (c)."

                   (ix) Section 2.1(d) is hereby deleted in its entirety and the following is substituted therefor:

                           "(d) Outside Funding Date for Richards Term Loan Grogan's Term Loan and Arizona Term Loan. Notwithstanding any provision in this Agreement or any of the other Loan Documents to the contrary, the Borrowers shall have no right to receive, and the Lender shall have no obligation to advance, (i) any portion of the Richards Term Loan unless all conditions precedent thereto are fulfilled and a request made for the funding thereof no later than August 30, 1996, (ii) any portion of the Grogan's Term Loan unless all conditions precedent thereto are fulfilled and a request made for the funding thereof no later than October 22, 1996 or (iii) any portion of the Arizona Term Loan unless all conditions precedent thereto are fulfilled and a request made for the funding thereof no later than October 24, 1996."

                  (B) EXHIBIT K attached to the Original Loan Agreement is hereby deleted in its entirety and EXHIBIT K attached hereto and made a part hereof is hereby substituted therefor. As a result, the reference to EXHIBIT K contained in the definition of the term "Grogan's Term Note" in Section 2.1(b) and any other provision of the Loan Agreement shall be deemed to refer to EXHIBIT K attached hereto.

                  (C) EXHIBIT O attached hereto and made a part hereof is hereby added to the Loan Agreement as EXHIBIT O. As a result, the reference to EXHIBIT O contained in Section 2.1 or any other provision of the Loan Agreement shall be deemed to refer to EXHIBIT O attached hereto.

                  (D) Section 2.2(c) is hereby amended by deleting the reference to "$7,500,000" contained on the fifth line thereof and substituting "$8,500,000" therefor.

                  (E) Section 2.11 is hereby amended by deleting all of the language after the end of the second sentence thereof.

         3. AMENDMENT TO COVENANTS. The covenants of the Borrowers set forth in
Article VII of the Original Loan Agreement are hereby amended as follows:

                  (A) Section 7.22 is hereby amended by deleting the period after the word "thereafter" contained in the last line thereof and by adding the following language:

                  "; provided, however, that the first $100,000 of Capital Expenditures incurred by Grogan's and, if the Arizona Acquisition is consummated, the first $31,000 of Capital Expenditures by ABC for purchases of New Coolers (as such term is defined in the Arizona Asset Purchase Agreement) shall be excluded from the computation of the aggregate amount of Capital Expenditures incurred by all Borrowers and their Subsidiaries."

                  (B) Section 7.1 is hereby amended by adding the following language to the end thereof:

                  "Such Borrower shall notify Lender if it becomes aware of any Liens on its Property. In addition, the Lender shall have the right from time to time to cause title searches and/or judgment searches to be conducted with respect to any Real Property and the Borrowers shall pay all costs and expenses incurred in connection therewith."

         4. LENDER'S CONSENTS TO GROGAN'S TRANSACTION, ARIZONA ACQUISITION AND PARTIN'S ACQUISITION.

                  (A) The Lender hereby consents to the Grogan's Transaction, provided that the Borrowers and Grogan's otherwise comply with the conditions and requirements set forth in Section 8.3 hereof with respect to such Transaction.

                  (B) The Lender hereby consents to the Arizona Acquisition and agrees to fund the Arizona Term Loan, provided that the following conditions are satisfied:

                           (i) All conditions precedent to the closing of the Arizona Acquisition set forth in the Arizona Agreement (other than payment of the full purchase price)shall have been satisfied;

                           (ii) The Borrowers shall have provided to the Lender updated and corrected Schedules in form and substance satisfactory to the Lender which shall be substituted for the Schedules attached to this Agreement; and

                           (iii) The Lender shall have received all of the following items:

                                    (a) An executed copy of the Arizona
                                    Agreement, together with all attachments thereto and all bills of sale, agreements, instruments and other documents required under Section 7 thereof to be delivered by any party as a condition to closing, certified by ABC to be true, complete and correct copies thereof.

                                    (b) Lien searches against CDI and the Owner
                                    (as such capitalized term is defined in the Arizona Agreement) satisfactory to the Lender.

                                    (c) A certificate of the President of CDI and a letter from the Owner, in each case dated the Closing Date (as such capitalized term is defined in the Arizona Agreement) certifying that (a) the Arizona Agreement is in full force and effect and no material term or condition thereof has been amended, from the form thereof delivered to the Lender, or waived, except as disclosed to the Lender or its counsel prior to the Closing Date, (b) they and, to the best of their knowledge, the other parties thereto have performed or complied in all material respects with all agreements and conditions contained in the Arizona Agreement and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the requested funding on the Closing Date, and (c) subject to the foregoing, neither they nor, to the best of their knowledge, such other parties are in default in the performance or compliance with any of the material terms or provisions thereof (except to the extent that performance thereof or compliance therewith or default has been waived with the prior written consent of the Lender).

                                    (d) The Arizona Term Note, duly executed by all of the Borrowers;

                                    (e) A certificate signed by the chairman, vice chairman, or chief executive officer and the chief financial officer or treasurer of each Borrower (i) reaffirming and remaking each of the representations and warranties made in Article VI of this Agreement, which representations and warranties shall be deemed to be remade as of the date thereof, subject only to the fact that the same shall be deemed to be modified by substitute Schedules satisfactory to the Lender provided by the Borrowers in accordance with the terms of Section 4(B)(ii) hereof, and
                                    (ii) certifying that the conditions
                                    specified in this Section 4(B) have been fulfilled.

                  (C) The Lender hereby consents to the Partin's Acquisition and agrees that the Borrowers may use the proceeds of Loans in connection therewith, provided that the following conditions are satisfied:

                           (i) All documents to be executed and delivered in connection with the Partin's Acquisition (collectively, the "Partin's Documents") shall be in form and substance satisfactory to Lender;

                           (ii) All conditions precedent to the closing of the Partin's Acquisition set forth in the Partin's Documents (other than payment of the full purchase price) shall have been satisfied;

                           (iii) The Borrowers shall have provided to the Lender updated and corrected Schedules in form and substance satisfactory to the Lender which shall be substituted for the Schedules attached to this Agreement; and

                           (iv) The Lender shall have received all of the following items:

                                    (a) Executed copies of the Partin's
                                    Documents, certified by ABC and, if an
                                    assignee of ABC is a party to such
                                    documents, by such assignee, to be true, complete and correct copies thereof;

                                    (b) Lien searches against Partin's and Jeff
                                    Davis satisfactory to the Lender.

                                    (c) A letter from Jeff Davis dated the
                                    closing date of the Partin's Acquisition
                                    (the "Partin's Closing Date") certifying that (a) the Partin's Documents are in full force and effect and no material term or condition thereof has been amended, from the forms thereof delivered to the Lender, or waived, except as disclosed to the Lender or its counsel prior to the Partin's Closing Date, (b) he and, to the best of his knowledge, the other parties thereto have performed or complied in all material respects with all agreements and conditions contained in the Partin's Documents and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the requested funding on the Partin's Closing Date, and
                                    (c) subject to the foregoing, neither he nor, to the best of his knowledge, such other parties are in default in the performance or compliance with any of the material terms or provisions thereof (except to the extent that performance thereof or compliance therewith or default has been waived with the prior written consent of the Lender).

                                    (d) A certificate signed by the chairman, vice chairman, or chief executive officer and the chief financial officer or treasurer of each Borrower (i) reaffirming and remaking each of the representations and warranties made in Article VI of this Agreement, which representations and warranties shall be deemed to be remade as of the date thereof, subject only to the fact that the same shall be deemed to be modified by substitute Schedules satisfactory to the Lender provided by the Borrowers in accordance with the terms of Section (4)(C)(iii) hereof, and (ii) certifying that the conditions specified in this Section 4(C) have been fulfilled.

         5. EFFECTIVENESS OF THIS AMENDMENT. The Lender and the Borrowers agree that the terms of this Amendment shall not be effective (and the Lender shall have no obligations under this Amendment) unless and until all of the following conditions have either been fulfilled in a manner satisfactory to the Lender or waived in writing by the Lender:

                  (A) The Lender shall have received all items on the List of Closing Documents attached hereto and made a part hereof as EXHIBIT P-1 (deliveries required for the Grogan's Transaction and this Amendment), such items to be in form and substance satisfactory to the Lender, and to be executed by all parties thereto when the nature of such items so requires.

                  (B) The Borrowers shall have paid to the Lender all costs and expenses incurred as of the date hereof in connection with this Agreement and the other documents and instruments executed in connection herewith or contemplated by the terms hereof (collectively, the "Amendment Documents") or otherwise in connection with the Loan which the Borrowers are obligated to pay pursuant to the terms of
         Section 12.7 of the Loan Agreement.

                  (C) All proceedings taken in connection with the execution of this Amendment, all other Amendment Documents, and all documents and papers relating thereto shall be satisfactory to the Lender. The Lender shall have received copies of such documents and papers as the Lender may reasonably request in connection therewith, all in form and substance satisfactory to the Lender.

                  (D) The Lender shall have received a certificate dated as of the date hereof and signed by the chairman, vice chairman or chief executive officer and the chief financial officer or treasurer of each Borrower certifying that the conditions specified in this Section 5 have been fulfilled.

                  (E) The Borrowers shall have provided to the Lender updated and corrected Schedules in form and substance satisfactory to the Lender which shall be substituted for the Schedules attached to the Original Loan Agreement.

                  (F) The Borrowers shall have paid to the Lender a closing fee in the amount of $35,000 in connection with the Lender's agreement (i) to increase the amount of the Revolving Credit Commitment, (ii) to fund the Grogan's Term Loan and (iii) to fund the Arizona Term Loan.

                  (G) The Borrowers shall have duly executed and delivered to the Lender a promissory note, substantially in the form of EXHIBIT R attached hereto and made a part hereof (as the same has been or may be amended, modified, extended, and renewed from time to time, the "Substitute Revolving Credit Note"), to evidence the increase m the Revolving Credit Commitment and to replace the exiting Revolving Credit Note. Upon the Borrowers complying with the foregoing, (i) the Lender will return to the Borrowers the existing Revolving Credit Note, marked "cancelled" and (ii) all references in the Loan Agreement to the Revolving Credit Note shall be deemed to refer to the Substitute Revolving Credit Note.

         6. REPRESENTATIONS AND WARRANTIES. To induce the Lender to amend the Loan Agreement and to consider making future Loans thereunder, Borrowers represent and warrant to the Lender that:

                  (A) There are no Defaults or Events of Default with respect to any Borrower under the Loan Agreement or any of the other Loan Documents.

                  (B) Except as otherwise expressly set forth herein or in the other Amendment Documents, none of the Loan Documents have been heretofore amended, modified, changed, supplemented, renewed, replaced, or terminated and none of the Borrowers' obligations under any of the Loan Documents has been changed, terminated, forgiven or modified in any way.

                  (C) The pro forma balance sheet provided by the Borrowers in accordance with the requirements of EXHIBIT P-1 presents fairly and accurately in all material respects the Borrowers' financial condition as at such date as if the transactions contemplated by the Grogan's Transaction and the Arizona Acquisition have occurred on such date, the Grogan's Term Loan and the Arizona Term Loan had been funded as of such date, and the Revolving Credit Commitment had been increased in accordance with the terms hereof as of such date.

                  (D) On the date hereof, the representations and warranties set forth in the Loan Agreement (as modified by this Amendment) and in all other Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof (except to the extent that the same are specifically made as of an earlier date).

         7. POST-CLOSING RESTATEMENT OF CERTAIN TERM NOTES. The Borrowers agree that, within 30 calendar days after the date hereof, they will deliver to Lender
(A) a promissory note, executed by all of the Borrowers, in a principal amount equal to the aggregate principal amount of the Initial Term Loan, the Richards Term Loan and the Grogan's Term Loan and having an amortization schedule reflecting the combined amortization schedules thereof (such promissory note, the "Restated Term Note), which Restated Term Note will replace the Initial Term Note, the Richards Term Note, and the Grogan's Term Note, (B) any documents required by the Lender to be executed by the Borrowers to amend the Loan Agreement in connection with the Restated Term Note, and (C) a legal opinion of counsel to the Borrowers in form and substance satisfactory to the Lender and its counsel. Upon the Borrowers complying with the foregoing, the Lender will return to the Borrowers the Initial Term Note, the Richards Term Note and the Grogan's Term Note, in each case marked "cancelled."

         8. INDEMNITY. The Borrowers agree to reimburse the Lender for any costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and expenses) incurred by the Lender in defending any suit brought against it by any Borrower or any other Person in connection with the transactions contemplated by this Amendment and the other Amendment Documents. All of the foregoing fees, costs and expenses shall be part of the Obligations, payable upon demand, and secured by the Collateral.

         9.       MISCELLANEOUS.

                  (A) This Amendment may be executed in any number of counterparts, and by the Lender and each of the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                  (B) The captions contained in this Amendment are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                  (C) All obligations of the Borrowers under this Amendment shall be joint and several obligations of the Borrowers. Each Borrower shall be liable for the full amount of the Obligations with the rights of contribution and reimbursement against the other Borrowers under
         Section 12.13 of the Loan Agreement.

                  (D) Any reference in the Loan Agreement to the term "Agreement," "Note," "Loan Documents," or any other term used to describe any one or more of the Loan Documents shall be deemed to refer to the applicable documents as the same are modified by the terms of this Amendment and the other Amendment Documents. Any provision in any of the Loan Documents which have been rendered inconsistent with any other provision of Loan Documents as a result of the amendments and modifications effectuated by this Amendment shall be deemed amended and modified so as to be consistent with the terms and conditions of this Amendment.

                  (E) Except to the extent that the Loan Agreement is expressly amended and modified by the terms of this Amendment, the Loan Agreement is and shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                                ATLANTIC  BEVERAGE COMPANY, INC.

                                                By:_____________________________
                                                     Merrick M. Elfman
                                                     Title:  Chairman

                                                PREFCO CORP.

                                                By:_____________________________
                                                     Merrick M. Elfman
                                                     Title:  Chairman

                                                CARLTON FOODS CORP.

                                                By:_____________________________
                                                     Merrick M. Elfman
                                                     Title:  Chairman

                                                RICHARDS CAJUN FOODS CORP.

                                                By:_____________________________
                                                     Merrick M. Elfman
                                                     Title:  Chairman

                                                GROGAN'S MERGER CORP.

                                                By:_____________________________
                                                     Merrick M. Elfman
                                                     Title:  Chairman

                                                LASALLE NATIONAL BANK

                                                By:_____________________________

                                                     Title:_____________________

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT K

                           FORM OF GROGAN'S TERM NOTE

US $1,550,000                                          Dated: October __, 1996


         FOR VALUE RECEIVED, the undersigned, ATLANTIC BEVERAGE COMPANY, INC., a Delaware corporation, CARLTON FOODS CORP., a Delaware corporation, PREFCO CORP., a Delaware corporation, RICHARDS CAJUN FOODS CORP., a Delaware corporation, and GROGAN'S MERGER CORP., a Delaware corporation (collectively referred to herein as the "Borrowers"), jointly and severally hereby promise to pay to the order of LaSalle National Bank (the "Lender") the principal amount of One Million Five Hundred Fifty Thousand and 00/100 Dollars ($1,550,000). Capitalized terms used herein have the meanings specified for such terms in the Loan Agreement (as defined below).

         The principal amount of this Grogan's Term Note ("Term Note") shall be payable in consecutive monthly installments payable on the last Business Day of each successive calendar month commencing on the last Business Day of the calendar month in which the Grogan's Term Loan is advanced (the "Grogan's Initial Payment Date") in accordance with the following schedule:

                                                     Monthly
                           Period                    Payment

         Grogan's Initial Payment Date               Grogan's Initial
          through February 28, 1997                  Payment Amount

         March 1, 1997 through February 28, 1998     $25,000.00
         March 1, 1998 through February 28, 1999     $27,083.33
         March 1, 1999 through February 29, 2000     $33,333.33
         March 1, 2000 through February 28, 2001     $35,416.67

with a final installment of any and all principal remaining on March 15, 2001. As used herein the term "Grogan's Initial Payment Amount" shall mean an amount equal to (a) $100,000, divided by (b) the number of whole calendar months between the Grogan Initial Payment Date and March 15, 1997.

         The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Term Note from the Funding Date with respect hereto until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

         Both principal and interest are payable in lawful money of the United States of America to LaSalle National Bank, at 120 South LaSalle Street, Chicago, Illinois 60603, in same day funds. All payments made on account of principal hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Term Note.

         This Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of March 15, 1996 (as amended by the First Amendment to Loan and Security Agreement dated as of August 1, 1996, and by the Second Amendment to Loan and Security Agreement dated as of October 17, 1996, and all further amendments, modifications, changes, supplements, renewals or replacements, the "Loan Agreement") by and between the Borrowers and the Lender. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         IN WITNESS WHEREOF, the undersigned have executed this Term Note.

                                          ATLANTIC  BEVERAGE COMPANY, INC.

                                          By:______________________________
                                               Merrick M. Elfman
                                               Title:  Chairman

                                          CARLTON FOODS CORP.

                                          By:______________________________
                                               Merrick M. Elfman
                                               Title:  Chairman

                                          PREFCO CORP.

                                          By:______________________________
                                               Merrick M. Elfman
                                               Title:  Chairman

                                          RICHARDS CAJUN FOODS CORP.

                                          By:______________________________
                                               Merrick M. Elfman
                                               Title:  Chairman

                                          GROGAN'S MERGER CORP.

                                          By:______________________________
                                               Merrick M. Elfman
                                               Title:  Chairman

                                   EXHIBIT P-1

               LIST OF CLOSING ITEMS FOR GROGAN'S TRANSACTION AND
                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         As used herein, "Grogan's Transaction" shall mean, collectively, (a) the merger of Grogan's Farm, Inc. with and into Grogan's Merger Corp. ("Merger Corp."), in which Merger Corp. shall be the sole survivor, (b) the acquisition by Merger Corp. of substantially all of the assets of Grogan's Sausage, Inc., and (c) the acquisition of the Grogan's Property by Merger Corp. from Bobby and Betty Grogan. Other capitalized terms shall have the meanings set forth in the Loan and Security Agreement dated as of March 15, 1996, as amended by the First Amendment to Loan and Security Agreement dated as of August 1, 1996.

                                A. LOAN DOCUMENTS

         1. Second Amendment to Loan Agreement executed by Merger Corp. and all of the other Borrowers.

         1a. Second Amendment to Stock Pledge Agreement, executed by ABC, and
Schedule 1 thereto.

         lb. Substitute Revolving Credit Note, executed by Merger Corp. and all of the other Borrowers.

         2. Grogan's Term Note executed by Merger Corp. and all of the other Borrowers in the amount of $1,550,000.

         3. Endorsements to each Note other than the Grogan's Term Note executed by Merger Corp.

         4. Joinder to Loan Agreement executed by Merger Corp.

         5. A Notice of Borrowing and Disbursement Directions with respect to the Grogan's Term Loan and any Revolving Loan to be made on the date of the Grogan's Transaction, executed by ABC.

         6. Application for and copy of the Letter of Credit relating to the bonding requirements under the Packers and Stockyards Act.

                    B. OTHER SECURITY AND GUARANTY DOCUMENTS

         7. Vehicle titles covering all owned vehicles of Merger Corp. with appropriate documentation duly executed in order to have the Lender's lien notated thereon.

         8. Stock certificates relating to the issued and outstanding shares of Merger Corp., and stock powers relating to those certificates, undated and duly endorsed in blank.

                       C. REAL ESTATE COLLATERAL DOCUMENTS

          9. Mortgage on the Grogan's Property.

         10. ALTA Survey of Grogan's Property certified to the Lender.

         11. Title insurance policy for Grogan's Property, satisfactory to the Lender.

         12. [No structural or engineering reports for Grogan's Property.]

         13. [No Landlord waivers]

                             D. CORPORATE DOCUMENTS

         14. Certificate or Articles of Incorporation for Merger Corp., Grogan's Farm, Inc., and Grogan's Sausage, Inc. as amended, modified or supplemented to the date the Grogan's Transaction is consummated (the "Consummation Date"), certified to be true, correct and complete by the Secretary of State of such entity's state of incorporation as of a recent date prior to the Consummation Date, together with a good standing certificate from the Secretary of State of such entity's state of incorporation and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which each is qualified to transact business, each to be dated a recent date prior to the Consummation Date.

         15. A certificate of the Secretary or Assistant Secretary of each Borrower (Atlantic Beverage Company, Inc., Carlton Foods Corp., Prefco Corp., Richards Cajun Foods Corp., and Merger Corp.) dated the Consummation Date certifying (a) the names and true signatures of the incumbent officers of such Borrower authorized to sign the Loan Documents, (b) the bylaws of such Borrower as in effect on the date of such certification, (c) that attached thereto is a true and complete copy of the resolutions of such Borrower's Board of Directors approving and authorizing the execution, delivery and performance of the Loan Documents and the execution of the Grogan's Term Note (and, in the case of Merger Corp. and any other Borrower that is a party to the Affiliate Party Acquisition Documents, the Affiliate Party Acquisition Documents) executed by such Borrower, (d) in the case of Merger Corp., that attached thereto is a true and complete copy of the resolutions of its Board of Directors approving and authorizing the merger of Grogan's Farm, Inc. with and into Merger Corp. and the change of the name of Merger Corp. to "Grogan's Farm, Inc." immediately after such merger and (e) that there have been no changes in the Certificate of Incorporation of such Borrower since the date of the most recent certification thereof by the Secretary of State of such Borrower's state of incorporation.

         16. A certificate of the Secretary or Assistant Secretary of Grogan's Farm, Inc. and of Grogan's Sausage, Inc. dated the Consummation Date certifying
(a) the By-laws of such entity as in effect on the date of such certification,
(b) that there have been no changes in the Certificate or Articles of Incorporation of such entity since the date of the most recent certification thereof by the Secretary of State of such entity's state of incorporation and
(c) that attached thereto is a true and complete copy of the resolutions of such entity's Board of Directors approving and authorizing the execution, delivery and performance of the Affiliate Party Acquisition Documents executed by such entity and approving and authorizing, in the case of Grogan's Farm, Inc., the merger with and into Merger Corp. and, in the case of Grogan's Sausage, Inc., the sale of substantially all of its assets to Merger Corp.

         17. A copy of the Certificate of Merger filed with the Secretary of State of Delaware, evidencing the merger of Grogan's Farm, Inc. with and into Merger Corp., in the form filed with the Secretary of State of Delaware.

         18. A copy of the Certificate or Articles of Merger filed with the Secretary of State of Kentucky, evidencing the merger of Grogan's Farm, Inc. with and into Merger Corp., in the form filed with the Secretary of State of Kentucky.

         19. A Certificate of the President of each of Grogan's Farm, Inc. and Grogan's Sausage, Inc. and a letter from Bobby and Betty Grogan, in each case dated the Consummation Date, certifying that (a) the applicable Affiliate Party Acquisition Documents (including, without limitation, the Grogan's Merger Note) are in full force and effect and no material term or condition thereof has been amended, from the form thereof delivered to the Lender, or waived, except as disclosed to the Lender or its counsel prior to the Consummation Date, (b) they and, to the best of their knowledge, the other parties thereto have performed or complied in all material respects with all agreements and conditions contained in the applicable Affiliate Party Acquisition Documents and any agreements or documents referred to therein required to be performed or complied with by each of them on or before the requested funding on the Consummation Date, and (c) subject to the foregoing, neither they nor, to the best of their knowledge, such other parties are in default in the performance or compliance with any of the material terms or provisions thereof (except to the extent that performance thereof or compliance therewith or default has been waived with the prior written consent of the Lender).

         20. A Financial Condition Certificate dated the Consummation Date, signed by the chief executive officer of each Borrower certifying, among other things, that such Borrower is Solvent on the Consummation Date after giving effect to any new funding under the Loan Agreement, the issuance of the Urogan's Merger

Note and any capital contribution noted in item 26 below as any of the foregoing are required by the Affiliate Party Acquisition Documents and consummation of the Grogan's Transaction and the consummation of the Arizona Acquisition.

                         E. SUBORDINATED DEBT DOCUMENTS

         21. Subordination Agreement covering the Grogan's Merger Note, together with a copy of the Grogan's Merger Note.

                                   F. OPINIONS

         22. Opinion of Thomas D. Wippman, counsel to Borrowers, addressed to the Lender.

         23. Opinion of Gary B. Houston, counsel to Grogan's Farm, Inc., Grogan's Sausage, Inc. and Bobby and Betty Grogan, addressed to the Lender.

         24. An opinion of local counsel with respect to the Grogan's Property, addressed to the Lender.

                           G. ENVIRONMENTAL DOCUMENTS

         25. Phase I Environmental Assessment Report on the Grogan's Property.

                                H. MISCELLANEOUS

         26. Lender Loss Payable Endorsement(s) relating to casualty insurance policies covering the Collateral obtained in the Grogan's Transaction or other satisfactory evidence that such endorsements are effective (with copies of certificates of insurance attached).

         27. Certified copies of the proforma balance sheets of Borrowers as of the Consummation Date, after giving effect to the Grogan's Transaction and the Arizona Acquisition (together with current projected balance sheets and forecasts of income, earnings and cash flow through 2000), which will be attached to financial condition certificates.

         28.      [Payoff Letters - none]

         29. A Certificate executed and delivered by the president or chief operating officer and by the chief financial officer or treasurer of each Borrower, certifying that, after giving effect to new funding under the Loan Agreement, the issuance of the Grogan's Merger Note and any capital contribution referred to in item 26 above as any of the foregoing are required by the Affiliate Party Acquisition Documents and the consummation of the Grogan's Transaction, no Event of Default or Default exists or would occur as a result therefrom.

         30. Blocked Account Agreement with Merger Corp.'s local bank.

         31. [NO BAILEE LETTER]

         32. A copy of all Employment Agreements for chief executives of Merger Corp.

                I. UCC LIEN TAX AND JUDGMENT SEARCHES AND FILINGS

         33. UCC lien, tax lien and judgment searches in the following offices, where applicable, against Merger Corp., Urogan's Farm, Inc., Grogan's Sausage, Inc. and Bobby and Betty Grogan:

                  a. County Clerk of Carlisle County, Kentucky

                  b. Secretary of State of Kentucky and other states in which any of the foregoing conduct business

         34. UCC-1 Financing Statements filed against Merger Corp. in the following offices, together with acknowledgement copies or other evidence of filing:

                  a. County Clerk of Carlisle County, Kentucky - regular filing and fixture filing

                  b. Secretary of State of Kentucky and other states in which Merger Corp. will conduct business

         35. Vehicle Lien Statements or UCC-1 Financing Statements filed against Merger Corp. and Grogan's Sausage, Inc. for the acquired vehicles, as applicable, in the appropriate office as required by the state.

         36. Post-Closing UCC Lien Searches against Merger Corp. in the jurisdictions listed in items 33 and 34 above.

                            J. ACQUISITION DOCUMENTS

         37. Amendment to Tax Sharing Agreement to take account of Grogan's Transaction.

                            K. FURTHER MISCELLANEOUS

         38.      Post-Closing Undertaking Letter.

         39.      Certified copies of the Acquisition Documents.

         40.      Updated and corrected Schedules to the Loan Agreement.

         41. Certificate and Agreement, in the form of Exhibit O to the Loan Agreement, executed by the Borrowers.

         42. Certificate signed by the Chairman, Vice chairman or Chief Executive Officer and the Chief Financial Officer or Treasurer of each Borrower certifying that the conditions specified in Section 5 of the Second Amendment have been fulfilled.

                                    EXHIBIT O

                            FORM OF ARIZONA TERM NOTE

US $450,000                                        Dated:  October __, 1996

                  FOR VALUE RECEIVED, the undersigned, ATLANTIC BEVERAGE COMPANY, INC., a Delaware corporation, CARLTON FOODS CORP., a Delaware corporation, PREFCO CORP., a Delaware corporation, RICHARDS CAJUN FOODS CORP., a Delaware corporation, and GROGAN'S MERGER CORP., a Delaware corporation (collectively referred to herein as the "Borrowers"), jointly and severally hereby promise to pay to the order of LaSalle National Bank (the "Lender") the principal amount of Four Hundred Fifty Thousand and 00/100 Dollars ($450,000). Capitalized terms used herein have the meanings specified for such terms in the Loan Agreement (as defined below).

                  The principal amount of this Arizona Term Note ("Term Note") shall be payable on the earlier to occur of (a) the issuance of the Mezzanine Debt and (b) April 15, 1997.

                  The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of this Term Note from the Funding Date with respect hereto until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to LaSalle National Bank, at 120 South LaSalle Street, Chicago, Illinois 60603, in same day funds. All payments made on account of principal hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Term Note.

                  This Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of March 15, 1996 (as amended by the First Amendment to Loan and Security Agreement dated as of August 1, 1996, and by the Second Amendment to Loan and Security Agreement dated as of October 17, 1996, and all further amendments, modifications, changes, supplements, renewals or replacements, the "Loan Agreement") by and between the Borrowers and the Lender. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  IN WITNESS WHEREOF, the undersigned have executed this Term Note.

                                       ATLANTIC  BEVERAGE COMPANY, INC.

                                       By:__________________________________
                                            Merrick M. Elfman
                                            Title:  Chairman

                                       CARLTON FOODS CORP.

                                       By:__________________________________
                                            Merrick M. Elfman
                                            Title:  Chairman

                                       PREFCO CORP.

                                       By:__________________________________
                                            Merrick M. Elfman
                                            Title:  Chairman

                                       RICHARDS CAJUN FOODS CORP.

                                       By:__________________________________
                                            Merrick M. Elfman
                                            Title:  Chairman

                                       GROGAN'S MERGER CORP.

                                       By:__________________________________
                                            Merrick M. Elfman
                                            Title:  Chairman

                                    EXHIBIT R

                    FORM OF SUBSTITUTE REVOLVING CREDIT NOTE

US $8,500,000                                Dated:  October 17, 1996


                  FOR VALUE RECEIVED, the undersigned, ATLANTIC BEVERAGE COMPANY, INC., a Delaware corporation, CARLTON FOODS CORP., a Delaware corporation, PREFCO CORP., a Delaware corporation, RICHARDS CAJUN FOOD CORP., a Delaware Corporation and GROGAN'S MERGER CORP., a Delaware corporation (collectively referred to herein as the "Borrowers"), jointly and severally hereby promise to pay to the order of LaSalle National Bank (the "Lender") the principal amount of each Revolving Loan (as defined in the Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Loan Agreement (as defined below) when required by the Loan Agreement and in full on the Revolving Credit Termination Date (as defined in the Loan Agreement). Capitalized terms used herein have the meanings specified in the Loan Agreement (as defined below).

                  The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to LaSalle National Bank, at 120 South LaSalle Street, Chicago, Illinois 60603, in same day funds. Each Revolving Loan made by the Lender to the Borrowers and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Loan Note.

                  This Substitute Revolving Credit Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of March 15, 1996 (as amended by the First Amendment to Loan and Security Agreement dated as of August 1, 1996, by the Second Amendment to Loan and Security Agreement dated as of October 17, 1996 and by all further amendments, modifications, changes, supplements, renewals or replacements, the "Loan Agreement") by and among the Borrowers and the Lender. The Loan Agreement, among other things, (i) provides for the making of Revolving Loans by the Lender to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrowers resulting from each such Revolving Loan being evidenced by this Substitute Revolving Credit Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  The unpaid balance of the indebtedness evidenced, until the date hereof, by that certain Substitute Revolving Credit Note dated August 1, 1996 in the original principal amount of $7,500,000 (the "Original Note") made by the Borrowers and delivered to the Lender remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Loan Agreement and the Loan Documents (as defined in the Loan Agreement). The principal balance of this Note includes all of the Borrowers' indebtedness evidenced, until the date hereof, by the Original Note, is given in substitution for, and not as payment of the Original Note, and is not intended to constitute a novation of the Original Note.

                  [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned have executed this Substitute Revolving Credit Note.

                                    ATLANTIC  BEVERAGE COMPANY, INC.

                                    By:__________________________________
                                        Merrick M. Elfman
                                        Title:  Chairman

                                    PREFCO CORP.

                                    By:__________________________________
                                        Merrick M. Elfman
                                        Title:  Chairman

                                    CARLTON FOODS CORP.

                                    By:__________________________________
                                        Merrick M. Elfman
                                        Title:  Chairman

                                    RICHARDS CAJUN FOODS CORP.

                                    By:__________________________________
                                        Merrick M. Elfman
                                        Title:  Chairman

                                    GROGAN'S MERGER CORP.

                                    By:_________________________________
                                        Merrick M. Elfman
                                        Title:  Chairman



           Type       Amount           Interest                 Amount                  Unpaid
              of         of             Period                     of                  Principal          Notation
Date       Loan       Loan         (if applicable)         Principal Paid              Balance            made by
----       ----       ----         ---------------         --------------              -------            -------

----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------
----       ----       ----         ---------------         --------------              -------            -------



